Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 20-F of Gold Fields Limited (the “Company”) for the period ended 31 December 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicholas J. Holland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 31 March 2021

/s/ Nicholas J. Holland
Nicholas J. Holland
Chief Executive Officer

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